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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): OCTOBER 9, 2007

                      INTEGRATED HEALTHCARE HOLDINGS, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                      0-23511                 87-0412182
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)

            1301 NORTH TUSTIN AVENUE, SANTA ANA, CALIFORNIA   92705
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       Registrant's telephone number, including area code: (714) 953-3503
              -----------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Refinancing of Loans with Medical Capital Corporation
-----------------------------------------------------

Effective October 9, 2007, Integrated Healthcare Holdings, Inc. and its subsidiaries (collectively, the "Company") and Medical Capital Corporation and its affiliates (collectively, "MedCap") executed agreements to refinance MedCap's credit facilities with the Company aggregating up to $140,700,000 in principal amount (the "New Credit Facilities"). The New Credit Facilities replaced the Company's previous credit facilities with MedCap, which matured on March 2, 2007. The Company had been operating under an Agreement to Forbear with MedCap with respect to the previous credit facilities.

The New Credit Facilities consist of the following instruments:

    o An $80,000,000 Credit Agreement, under which the Company issued a $45,000,000 Term Note bearing a fixed interest rate of 9% in the first year and 14% after the first year, which was used to repay amounts owing under the Company's existing $50,000,000 real estate term loan.

    o A $35,000,000 Non-Revolving Line of Credit Note issued under the $80,000,000 Credit Agreement, bearing a fixed interest rate of 9.25% per year, which was used to repay amounts owing under the Company's existing $30,000,000 line of credit, pay the origination fees on the other credit facilities and for working capital.

    o A $10,700,000 Credit Agreement, under which the Company issued a $10,700,000 Convertible Term Note bearing a fixed interest rate of 9.25% per year, which was used to repay amounts owing under the Company's existing $10,700,000 loan. The $10,700,000 Convertible Term
         Note is convertible into common stock of the Company at $0.21 per share during the term of the Note.

    o A $50,000,000 Revolving Credit Agreement, under which the Company issued a $50,000,000 Revolving Line of Credit Note bearing a fixed interest rate of 24% per year (subject to reduction to 18% if the $45,000,000 Real Estate Term Loan is repaid prior to its maturity) and an unused commitment fee of 0.50% per year, which was used to finance the Company's accounts receivable.

Each of the above Credit Agreements and Notes (i) required a 1.5% origination fee due at funding, (ii) matures in three years, (iii) requires monthly payments of interest and repayment of principal upon maturity, (iv) are collateralized by all of the assets of the Company and its subsidiaries and the real estate underlying the Company's hospital facilities (which are owned by Pacific Coast Holdings Investments, LLC ("PCHI") and leased to the Company), and (v) are guaranteed by Orange County Physicians Investment Network, LLC and West Coast Holdings, LLC ("West Coast") pursuant to separate Guaranty Agreements in favor of the lender. West Coast is a member of PCHI.

Concurrently with the execution of the New Credit Facilities, the Company issued to an affiliate of MedCap a five-year warrant to purchase the greater of 16,880,484 shares of the Company's common stock or up to 4.95% of the Company's common stock equivalents, as defined, at $0.21 per share (the "4.95% Warrant"). In addition, the Company and MedCap entered into Amendment No. 2 to Common Stock Warrant, originally dated December 12, 2005, which entitles an affiliate of MedCap to purchase the greater of 26,097,561 shares of the Company's common stock or up to 31.09% of the Company's common stock equivalents (the "31.09% Warrant"). Amendment No. 2 to the 31.09% Warrant extended the expiration date of the Warrant to October 9, 2012, removed the condition that it only be exercised if the Company is in default of its previous credit agreements, and increased the exercise price to $0.21 per share unless the Company's stock ceases to be registered under the Securities Exchange Act of 1934, as amended. The 4.95% Warrant and the 31.09% Warrant are collectively referred to herein as the "New Warrants."


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Amended and Restated Triple Net Hospital Building Lease
-------------------------------------------------------

As a condition of the New Credit Facilities, the Company entered into an Amended and Restated Triple Net Hospital Building Lease with PCHI (the "Amended Lease"). The Amended Lease terminates on the 25-year anniversary of the original lease (March 8, 2005) (and grants the Company the right to renew for one additional 25-year period) and requires annual base rental payments of $8,300,000 (but until the Company refinances its $50,000,000 Revolving Line of Credit Loan with a stated interest rate less than 14% per annum or PCHI refinances the Real Estate Loan, the annual base rental payments are reduced to $7,100,000). In addition, the Company may offset against its rental payments owed to PCHI interest payments that it makes to MedCap under certain of its indebtedness discussed above. The Amended Lease also gives PCHI sole possession of the medical office buildings located at 1901/1905 North College Avenue, Santa Ana, California (the "Kindred Property") that are unencumbered by any claims by or tenancy of the Company.

Settlement Agreement
--------------------

Concurrently with the execution of the Amended Lease, the Company, PCHI, Ganesha, and West Coast entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") whereby the Company agreed to pay to PCHI $2,500,000 as settlement for unpaid rents specified in the Settlement Agreement, relating to the Kindred Property, and for compensation relating to the medical office buildings located at 999 North Tustin Avenue in Santa Ana, California, under a previously executed Agreement to Compensation.

The definitive forms of each of the New Credit Facilities, New Warrants, Amended Lease and Settlement Agreement are furnished as exhibits to this Report. The preceding descriptions of these documents are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act, or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.


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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER          DESCRIPTION
-----------------------------------

99.1                    $80,000,000 Credit Agreement *
99.2                    $45,000,000 Term Note
99.3                    $35,000,000 Non Revolving Line of Credit Note
99.4                    $50,000,000 Revolving Credit Agreement *
99.5                    $50,000,000 Revolving Line of Credit Note
99.6                    $10,700,000 Credit Agreement *
99.7                    $10,700,000 Convertible Term Note
99.8                    4.95% Common Stock Warrant
99.9                    Amendment No. 2 to 31.09% Common Stock Warrant
99.10                   Amended and Restated Triple Net Hospital Building Lease
99.11                   Settlement Agreement and Mutual Release

* Certain exhibits, schedules and/or annexes have been omitted. A copy of any omitted exhibit, schedule or annex will be furnished supplementally to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 15, 2007


                                            INTEGRATED HEALTHCARE HOLDINGS, INC.

                                            By: /s/ Steven R. Blake
                                                --------------------------------
                                                Steven R. Blake
                                                Chief Financial Officer



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